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                                                                    Exhibit 99.1

                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                               Baltimore Division

In re:                                  *         Case Nos. 00-5-6931-JS through
                                                  00-5-6967-JS, 00-5-8313-JS
SUNTERRA CORPORATION, et al.,           *         and 00-6-3718-JS
                                                  (Chapter 11)
               Debtors.                 *         (Jointly Administered under
                                                  Case No. 00-5-6931-JS)
                                        *
*        *        *        *        *       *        *        *       *        *

            ORDER GRANTING EMERGENCY MOTION APPROVING MODIFICATION TO
                          DEFINITION OF EFFECTIVE DATE

          Upon consideration of the Debtors and Creditors' Committee's Motion for Order Approving Modification to Definition of Effective Date (the "Motion"), the Court finding that the relief requested is authorized under the Debtors' Third Amended and Restated Joint Plan of Reorganization of Sunterra Corporation and Affiliated Debtors, as Amended ( as confirmed, the "Plan") and that the change is a technical, non-material modification to the Plan, it is this 26th Day of July, 2002,

          ORDERED, that the Motion is granted and the Debtors' modification of the Definition of the Effective Date is approved so that the definition of the Effective Date of the Plan in (S)1.60 is as follows:

                    Effective Date means the date that is eleven (11) calendar days after the Confirmation Date, or if such date is not a Business Day, the next succeeding Business Day, or such earlier date after the Confirmation Date as agreed to in writing between the Debtors and the Creditors' Committee so long as no stay of the Confirmation Order is in effect on such date; provided however that if, on or prior to such date all conditions to the Effective Date set forth in section 10.1 of this Plan have not been satisfied, or waived, then the Effective Date shall be the day on which all such conditions to the Effective Date have been satisfied or waived.

and it is further

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          ORDERED, that the modification to definition of the Effective Date is deemed to be a non-material modification and is hereby approved; and it is further

          ORDERED, that this Order shall not be deemed to be a revision, modification or amendment of the Confirmation Order entered on June 21, 2002 confirming the Debtors' Third Amended and Restated Joint Plan of Reorganization of Sunterra Corporation and Affiliated Debtors, as amended and does not affect the finality of the Confirmation Order; and it is further

          ORDERED, that this Order shall be effective immediately upon entry on the Court's docket in accordance with Federal Rules of Bankruptcy Procedure 5003 and 9021.

     Consented to:


     /s/ Joel I. Sher
     ----------------------------------
     Joel I. Sher
     Counsel for the Official Committee
     of Unsecured Creditors

     July 26, 2002


                                                  /s/ James F. Schneider
                                                  ------------------------------
                                                  James F. Schneider
                                                  United States Bankruptcy Judge

cc:  Paul M. Nussbaum, Esquire
     Kenneth Oestreicher Esquire
     Whiteford, Taylor & Preston, L.L.P.
     7 Saint Paul Street, Suite 1400
     Baltimore, Maryland 21202-1626

     Marc Abrams, Esquire
     Michael Kelly, Esquire
     Willkie Farr & Gallagher
     787 Seventh Avenue
     New York, New York 10019-6099

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     Joel I. Sher, Esquire
     Shapiro Sher & Guinot
     Charles Center South
     36 South Charles Street
     Baltimore, Maryland 21201

     Mark A. Neal, Esquire
     Office of the United States Trustee
     300 West Pratt Street, Suite 350
     Baltimore, Maryland 21201

     Lawrence A. First, Esquire
     Fried, Frank, Harris, Shriver & Jacobson
     One New York Plaza
     New York, New York 10004

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